SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 24, 2008

PLATINA ENERGY GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28335	84-108043
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

1807 Capital Avenue, Suite 101 I Cheyenne, Wyoming 82001
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	(307) 637-3900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

❒     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On March 24, 2008, Platina Energy Group, Inc. (the “Company”) mailed a letter to its shareholders from Blair Merriam, the CEO of the Company, disclosing certain matters relating to the Company’s current status and goals.

Item 9.01.  Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description

99.1	Shareholder Letter titled “Letter from the desk of the CEO, Blair Merriam”, dated March 24, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Platina Energy Group Inc.

Date:  March 26, 2008                                                                           /s/ Blair Merriam
Blair Merriam, Chief Executive Officer